Investor Presentation Analyst Day September 9, 2011 Exhibit 99

September  9, 2011
National Fuel Gas Company

Schedule of Speakers
Time Presenter Topic
8:00 - 8:20 am Dave Smith
Chairman & Chief Executive Officer
Corporate Overview
8:20 - 8:35 am Matt Cabell
President - Seneca Resources Corporation
Exploration & Production
Overview
8:35 – 9:00 am John McGinnis
Senior Vice President - Seneca Resources Corporation
Exploration & Production
Geology/New Plays
9:00 - 9:20 am Barry McMahan
Senior Vice President - Seneca Resources Corporation
Exploration & Production
Operations/Environment
9:20 – 9:40 am Ron Tanski
President and Chief Operating Officer
Pipeline & Storage
Midstream
9:40 – 9:50 am Anna Marie Cellino
President - National Fuel Gas Distribution Corporation
Utility Overview
9:50 - 10:10 am Dave Bauer
Treasurer and Principal Financial Officer
Financial Update
10:10 - 10:45 am Question & Answer Session

September  9, 2011
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,”
“forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions;  changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from terrorist activities, acts of war, major accidents, fires, severe weather, pest infestation or natural disasters; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;  changes in laws and regulations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, and exploration and production activities such as hydraulic fracturing; uncertainty of oil and gas reserve estimates;  significant differences between the
Company’s projected and actual production levels for natural gas or oil;  significant changes in market dynamics or competitive factors affecting the Company’s ability to retain existing customers or obtain new customers; changes in demographic patterns and weather conditions; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the availability and/or cost of derivative financial instruments; changes in the price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; changes in the projected profitability of pending or potential projects, investments or transactions; significant differences between the Company’s projected and actual capital expenditures and operating expenses; delays or changes in costs or plans with respect to the Company’s projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving derivatives, acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the
Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company’s relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or  increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the
Company’s Form 10-K for the fiscal year ended September 30, 2010 and the Company’s Forms 10-Q for the periods ended December 31, 2010, March 31, 2011 and June 30, 2011. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Seneca Resources Corporation

- Significant Appalachian Growth
  - ✓ Leading Marcellus Position
  - ✓ Evaluate Utica/Geneseo
- Stable Oil Production
  - ✓ Significant Cash Flow

Empire Pipeline & NFG Supply Corp.

- Appalachian Pipeline Growth
  - ✓ Delivery to Growth Markets
- Create Flexible System
- Growing/Predictable EPS
  - ✓ Supports Dividend and Credit Profile

Exploration & Production
Pipeline & Storage
Utility
Midstream
Energy Marketing

NFG Distribution Corp.

- Focus on Customer Service and Safety
- Cost Control and Revenue Protection
- Stable, Predictable Earnings
  - ✓ Supports Dividend and Credit Profile

NFG Midstream Corp.

- Appalachian Gathering Growth
  - ✓ Initial Focus on Seneca Acres

National Fuel Resources, Inc.

- Limited Capital, Limited Risk
- Expand into Neighboring Markets
- Maintain Customer Contact

National Fuel

September 9, 2011 Core Businesses 4 Integrated Business Structure

Exploration & Production
Pipeline & Storage
Utility
Midstream
Energy Marketing

September 9, 2011 Core Businesses 5 Integrated Business Structure E&P – Gulf of Mexico Sawmills Landfill Gas Gas-Fired Generation Seneca Energy II Model City ESNE Non-Core Assets

September  9, 2011
National Fuel Gas Company

Unique Asset Mix Creates Operational Value
Seneca
Resources
Energy
Marketing
Midstream
Gathering
Utility
Pipeline &
Storage
The interconnected nature of the current asset mix creates many operational efficiencies and synergies
The Company’s gathering and interstate pipeline network, opportunities and capabilities allow for largely unfettered growth in Seneca’s production
National Fuel Resources and the NFG Distribution Corporation are large customers on the interstate pipeline and storage network
Many internal resources, including facilities and employees, are shared and partially allocated to subsidiaries, leading to efficiencies and streamlined operations

September  9, 2011
National Fuel Gas Company
Our Business Mix Leads to Long-Term Value Creation
The strategic and financial benefits created by the integrated mix of businesses has continued to generate significant long-term value for the Company
The mix of rate-regulated and non-regulated businesses have generated total shareholder returns that have outperformed over the long-term
The rate-regulated returns – which are not commodity price sensitive – provide downside protection while unregulated returns provide significant upside opportunity
Coordinated development of infrastructure and Marcellus acreage improves the present value of all operations
The Company’s strong credit profile lowers the cost of capital for all of our businesses

Seneca
Resources
Utility
Pipeline &
Storage
Energy
Marketing
Midstream
Gathering

Price per Acre
Risk Allocation
Operational Control
Joint Venture Decision
Broad Acreage Selection
Utica Shale
Carry Structure

✓

✓

✓

➢

September  9, 2011
National Fuel Gas Company

Seneca Resources Joint Venture Discussions
Initial acreage price targets met
by several parties
Several other negotiating points,
each with an associated value or
other significant consequence,
were not mutually agreed upon
Aggressive growth plans were
more compelling than any
current joint venture opportunity
Not capital constrained

Marcellus Shale
National Fuel Supply Corporation
Empire Pipeline A National Fuel Gas Company
Pipeline & Storage
SENECA RESOURCES
Exploration & Production
National Fuel Gas Midstream Corporation
Midstream

National Fuel

September 9, 2011 National Fuel Gas Company 9 Significant Growth Related to the Marcellus Shale

September  9, 2011
National Fuel Gas Company

2014 – Where We Are Headed
Significant Ramp Up in Capital Expenditures to Fuel Marcellus Expansion
2011 to 2014: Growing Capital Expenditures at an 18% CAGR
2014 Forecasted Capital Spending: $1.3 to $1.6 Billion
Rapidly Growing Production Through Marcellus Development
2011 to 2014: Growing Production at a 41% CAGR
2014 Forecasted Production: 160 -
200 Bcfe
Transform the Pipeline & Storage Segment
2011 to 2014: Growing Throughput at a 20% CAGR
2014 Forecasted Throughput: ~600 Bcf
Maintain a Strong Balance Sheet
Will be able to maintain targeted Equity-to-Capitalization of 55% to 65%
Cash from Operations is forecasted to double from 2011 to 2014

Bakersfield
Los Angeles
Rochester
Buffalo
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Exploration & Production 11

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Seneca Resources

Our Growth Story
Not the same company we were just a few years ago
Will continue to grow dramatically
Production and reserves expected to triple or quadruple
from 2010 to 2014
Held over 700,000 Marcellus acres before the play received any attention
Have since added another 40,000 acres in the core of the play
In addition to Marcellus, Seneca has acreage in emerging plays:
Utica Shale: significant untested potential
Geneseo Shale (Upper Devonian): ~300,000 prospective acres
Outstanding oil producing assets in California provide steady production and cash flow

September  9, 2011
Seneca Resources

Major Transformation Over the Past Five Years
Capital Expenditures
2006: 70% Gulf of Mexico and Canada
Production
2006-2009: Declining Production
3-Year Average F&D Cost
2006-2008: $7.63 per Mcfe
Capital Expenditures
Gulf of Mexico and Canada have been
sold.
2011: 90% for Marcellus Shale
Production
2010-2013: Production expected to
triple
3-Year Average F&D Cost
2008-2010: $2.37 per Mcfe
Then Now
From Gulf of Mexico Wildcatting to Marcellus Resource Development

Proved Reserves *(at Sept. 30, 2010)*
California	55.5 MMBoe (333 Bcfe)
Shallow Devonian	131 Bcfe
Marcellus	202 Bcfe

	Prospective Net Acres	Resource Potential
Marcellus Shale	745,000	8-15 TCFE
Geneseo Shale	300,000	TBD
Utica Shale	TBD	TBD

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Seneca Resources 14 Top Tier Acreage and Resource Position

Three Year Average U.S Finding & Development Cost
3-Year F&D Cost ($/Mcfe)
$8.00
$6.00
$4.00
$2.00
$0.00
$7.38
$7.63
$5.35
$2.37
2005-2007
2006-2008
2007-2009
2008-2010
Fiscal Years

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Seneca Resources 15 Continued Improvement in Finding & Development Costs

California
Upper Devonian
Marcellus
Gulf of Mexico
Canada
Annual production growth of 30% to 50% is expected from 2011 to 2014
Annual Production (Bcfe)
225
150
75
0
47.4
47.0
40.8
42.5
49.7
68-70
36.5-38.0
8.0
18.5 – 19.0
87-101
62-72
6-8
19-21
125-155
101-127
5-7
19-21
160-200
135-170
5-7
19-21
2006
2007
2008
2009
2010
2011 Forecast
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Seneca Resources 16 Ramping Up Production Growth

California
Upper Devonian
Marcellus
Gulf of Mexico
Canada
Capital Expenditures ($ Millions)
$1,250
$1,000
$750
$500
$250
$0
$208
$176
$192
$188
$398
$332
$600-655
$560-600
$35-45
$785-875
$740-820
$45-55
$840-1,050
$800-1,000
$40-50
$935-1,145
$900-1,100
$35-45
2006
2007
2008
2009
2010
2011 Forecast
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Seneca Resources 17 Capital Spending Shifting to the Marcellus

Marcellus Economics for a $6.2 Million Well
No Royalty
18% Royalty
125%
100%
75%
50%
25%
0%
Pre-Tax IRR
100+%
80%
49%
33%
16%
10%
3.0
5.0
8.0
Gross EUR per Well

SENECA RESOURCES

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Seneca Resources

Marcellus Acreage Position Provides Superior Economics
(1) Pre-Tax IRR determined using the NYMEX forward strip as of August 19, 2011

Gross Rig Count
Seneca
EOG
Gross Rig Count
16
12
8
4
0
6
8.5
9.5
10
1.5
3
3
3
4.5
5.5
6.5
7
2011
2012
2013
2014
Fiscal Year

Net Horizontal Wells Spudded
Net Well Count
200
150
100
50
0
76
113
129
156
2011
2012
2013
2014
Fiscal Year

➢

➢

➢

➢

SENECA RESOURCES

September  9, 2011
Seneca Resources

Marcellus Shale Strategic Development Plan
Aggressively Develop our excellent
Tioga and Lycoming County leasehold
Systematically evaluate western
acreage
Begin development of western acres
that are “de-risked”
Continue participation with EOG on
Joint Venture acreage

10 0 10 20 30 mi
15 0 15 30 45 km
Schuyler
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Broome
Erie
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Geauga
Trumbull
Mercer
Forest
Cameron
Sullivan
Wyoming
Pike
Portage
Mahoning
Lawrence
Clarion
Clearfield
Luzerne
Monroe
Columbiana
Butler
Union
Carbon
Northumberland
Snyder
Schuylkill
Northampton
Carroll
Beaver
Mifflin
Juniata
Lehigh
Allegheny
Cambria
Blair
Huntingdon
Harrison
Perry
Dauphin
Lebanon
Berks
Bucks
Westmoreland
Washington
Montgomery
Ohio
Cumberland
Lancaster
Marshall
Somerset
Bedford
Fayette
Fulton
Franklin
Adams
York
Greene
Wetzel
Monongalia
Marion
Tyler
Preston
Garrett
Morgan
Berkeley
Frederick
Carroll
Harford
Baltimore
Pleasants
Taylor

SENECA RESOURCES

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Seneca’s Development Areas
SRC Lease Acreage
SRC Fee Acreage
Eastern Development Area
(Mostly Leased)
Western Development Area
(Mostly Fee and HBP)
EOG Acreage

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Eastern Development Area (EDA) – Results & Plan Forward
DCNR Tract 001 – Delineating
1 Well Drilled – IP: 4 MMcf/d
Geneseo Well Test – IP: 2.9 MMcf/d
Acquired 3D Seismic (June, ‘11)
FY 2012: Drill 2 Horizontal Wells
SRC Lease Acreage
SRC Fee Acreage
DCNR Tract 007 - Delineating
1 Well Drilled – IP: 2 MMcf/d
Acquired 3D Seismic (July, ‘11)
FY 2012: Drill 4 Horizontal Wells
DCNR Tract 595 – Full Development
6 Wells Drilled – 3 Producing (1 Shut-In)
Gross Production:  8MMcf/d
FY 2012: 3 Rigs (26 Wells Planned)
Covington – Developed
47 Wells Drilled – 44 Producing
Gross Production: ~100+ MMcf/d
Estimated Avg. EUR: 5.5 Bcf/Well
DCNR Tract 100 – Full Development
1 Well Drilled– IP: 15.8 MMcf/d
FY 2012: 1 Rig (12 Wells Planned)

EDA Average Daily Production Rate
6.7 Bcf Typecurve (40 Year Life)
6.0 Bcf Typecurve (40 Year Life)
Upper Production Bound
Lower Production Bound
Daily Production Rate (MMcf)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
0
2
4
6
8
10
12
14
16
18
20
22
24
Month

SENECA RESOURCES

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

EDA Typecurve – 6.7 Bcfe EUR (Greater Than 3,500’ Lateral)
Current: 1
st
Segment
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Current: Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%
Original 6.0 Bcf Typecurve
IP Rate 7,250 MMcf/d
Hyp. Coeff. 1.4
Decline 72%
Exp. Tail 6%

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Western Development Area (WDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
EOG Contributed JV Acreage
SRC Contributed JV Acreage
Seneca Operated
EOG Operated
Punxy  – Full Development
EOG Operated:  45 Wells Drilled; 25 Producing
FY 2012:  2 Rigs, Drill 33 wells
Gross Production (As of 8/2/11): 36 MMCFD
Owl’s Nest – Full Development
3 Wells Drilled: Optimized Target Zone
Expected IP’s: 4 – 5 MMcf/d
FY 2012:  2 Rigs, Drill 15 Wells
Acquiring 3D Seismic
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Mt. Jewett - Delineating
Just drilled 3 Horizontal wells
Completion: Sept. – Oct.
Boone Mountain - Delineating
Just drilled 3 Horizontal Wells
Completion: Oct. – Nov.
Rich Valley - Delineating
Drill 2 Wells in Fall 2011
Beechwood
3 Wells Drilled
Poor Results;
Absence of
Fractures

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Geotechnical Keys to Success
1. 3D Seismic Data
Impacts surface location, lateral length and target zone by imaging faults and structure
Attribute and fracture analyses being conducted to determine if natural fractures and stress regime can be identified
2. Natural Fractures
Impacts Initial Production (IP) & Estimated Ultimate Recovery (EUR)
per well;  Varies by area.
3. Target Zone
Impacts IP & EUR per well;  Varies by area.
4. Stress Regime
Impacts completion efficiency;  Varies by area.
5. Optimize Lateral Length
Cost versus IP/EUR per well;  Currently evaluating.

Warren
McKean
Potter
Tioga
Forest
Elk
Cameron
Lycoming
Clinton
Jefferson
Clearfield

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Expanding 3D Seismic Coverage
Completed – 190,000 ac
In Progress – 128,000 ac
Punxy
West  Branch
Mt. Jewett
DCNR 001
DCNR 007
Covington
DCNR 595
DCNR 100 Owl’s Nest

TIOGA STATE FOREST
DCNR 007 1V
PAD G
DCNR 007 10V
DCNR 007 11V
TIOGA STATE FOREST
DCNR 007 12V
DCNR 007 49V
3D Seismic Plan
DELMAR

SENECA RESOURCES

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Importance of 3D Seismic in Identifying Fractures
TGP 300
DCNR 007 5H Well
Drilled prior to 3D Seismic acquisition
Well Test: 2 MMcf/d
DCNR 007
Tioga County

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

3D Seismic Analysis:  Fracture Patterns?
Remainder of DCNR Tract 007
Evidence for significant natural fractures
DCNR 007
Tioga County
Fault
DCNR 007 5H Well
In a localized area with minimal fractures
5H
Major Fractures

Closure Stress & Target Zone

- **High Closure Stress** Impacts frac initiation & limits frac width. Avoid high closure stress "pinch points".
- Currently optimizing **Target Zones** in each area. Best zone a function of rock quality, brittleness, and stress regime.

Gamma Ray
Pay/Res
Resistivity
Density/Neutron
Phi/Sw/TOC
Mineralogy
Brittleness
Ko
Closure Stress Gradient
GIP
5500
5550
5600
5700
Higher
Closure Stress
"pinch point"
Optimal
Target
Zone
Owl's Nest
Elk County

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Marcellus Shale 28 Importance of Closure Stress & Target Zone

3H Production Results
✓ Treated Lateral: 4,396'
✓ Peak Rate: 4.47 MMcf/d
✓ 3-Day Ave: 4.25 MMcf/d
"Narrowed" Union Springs Target Zone: 15'
Cherry Valley
5,750'
5,800'
Onondaga Carb
Survey TD
MD 10442
INC 92.90°
AZI 147.60°
TVD 5786.81
VS 4844.73
5675
5700
5725
5775
5825
TVD
Frac Stages
6000
6500
7000
7500
8000
8500
9000
9500
10000
10500
11 of 20 Stages in Union Springs Target

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Marcellus Shale 29 Owl’s Nest – Improved IP’s by Optimizing The Target Zone Moving into Full Development

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Breaking Down Our Acreage Position
Area Net Acres
Possible
Locations Wells Drilled
Wells
Completed EUR (Bcfe) Status
Eastern Development Area (EDA)
Covington 7,000 47 47 44 5.5 Developed
595 6,000 55 4 4 7.0 Full Development
100 10,000 70 1 1 8.0 Full Development
007 15,000 75 1 1 3.0 - 5.0 Delineating
001 13,000 58 1 1 3.0 - 5.0 Delineating
Other EDA 4,000 10 - - 3.0 - 8.0 Untested
55,000 315 54 51
Western Development Area (WDA)
Owl's Nest / Ridgeway 91,000 680 3 3 4.0 Full Development
Mt. Jewett 25,000 232 4 1 3.0 - 5.0 Delineating
James City 30,000 340 1 1 3.0 - 5.0 Delineating
Boone Mtn 8,500 59 4 1 3.0 - 5.0 Delineating
Rich Valley 30,000 188 - - 4.0 - 5.0 Delineating
WDA Other 337,000 2,654 4 3 2.0 - 6.0 Untested
521,500 4,153 16 9
EOG Operated
Punxy 12,000 87 45 25 4.0 Full Development
West Branch 12,500 121 7 5 3.0 - 5.0 Delineating
Clermont 10,000 96 2 2 3.0 - 5.0 Delineating
Brady 13,500 113 - - 4.0 - 5.0 Untested
EOG Other 120,500 502 2 2 2.0 - 5.0 Untested
168,500 919 56 34
Seneca Resources Total
745,000 5,387 126 94

September  9, 2011
Marcellus Shale

Strategic Plan Moving Forward
Fiscal Year 2012
Eastern Development Area
Move forward with full development of DCNR 100 (Lycoming) and
DCNR 595 (Tioga)
Drill several additional delineation wells in DCNR 007 (Tioga) and DCNR 001
(Potter) with recently acquired 3D seismic data
Western Development Area
Acquire 3D seismic in Owl’s Nest (Elk) and begin full development
Continue delineation throughout the WDA, including Mt. Jewett (McKean),
Boone Mountain (Elk) and Rich Valley (Cameron)
EOG-Operated Joint Venture
Continue to fully participate on all development and delineation wells
2013 and Beyond
Eastern Development Area
Ongoing full development
Western Development Area
Full development at Owl’s Nest area and other fully delineated areas
Continue delineation of new areas
EOG-Operated Joint Venture
Continue to fully participate on all development and delineation wells

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
New Plays

Geneseo Shale – Area Summary
DCNR 001 Horizontal (Seneca)
Depth: 5,830’;  Thickness: 77’
Avg. Reservoir TOC: 3.33
Peak Rate: 2.9 MMcf/d;  7-Day Avg. IP: 2.0 MMcf/d
East Resources
Drilled & Completed
April 2010
East Resources
3 Wells Permitted
November 2010
East Resources
1 Well Permitted
December 2010
PGE
12 Wells Permitted (April 2009 to August 2010)
2 Wells Drilled (February 2010)
Mt. Jewett Vertical (Seneca)
Depth: 5,095’;  Thickness: 110’
Avg. Reservoir TOC: 3.34

Oil
Wet Gas
Dry Gas
Erie
Warren
Crawford
Lake
Ashtabula
Geauga
Cuyahoga
Lorain
Trumbull
Mercer
Venango
Forest
Cameron
Clinton
Portage
Summit
Medina
Mahoning
Lawrence
Butler
Wayne
Stark
Columbiana
Beaver
Armstrong
Indiana
Holmes
Carroll
Allegheny
Tuscarawas
Jefferson
Coshocton
Harrison
Westmoreland
Washington
Greene
Clearfield
Centre
Mifflin
Juniata
Bedford
Fulton
Franklin
Tioga
Potter

SENECA RESOURCES

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
New Plays

Utica Shale – Activity Summary
Seneca Resources
Mt. Jewett Area
Drilled: June 2011
Seneca Resources
Henderson Area
Spud Date: Sept 2011
Seneca Resources
Tionesta Area
Spud Date: 2012
Vertical Well Permit
Horizontal Well Permit
Source rock maturation (Trenton-Black River Research Consortium, 2006)

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
New Plays

Utica Program Update
Seneca Resources recently drilled a vertical Utica/Pt. Pleasant strat test in
McKean County, PA.  Preliminary results are encouraging.
400 feet of gross reservoir at a depth of 10,000’
Potential pay spans the Utica, Pt. Pleasant and portions of the Trenton Formations
Reservoir quality is similar to that of the shallower Marcellus
Mineralogy is considerably different from the Marcellus
Vertical Well Permit
Horizontal Well Permit

Rig Rate (IDC)
22%
Cuttings Handling and Disposal (IDC)
14%
Tangibles - Casing, Wellhead (TDC)
10%
Cement & Services (IDC)
9%
Location & Containment (IDC)
8%
Rig Mobilization (IDC)
7%
Fuel - Diesel (IDC)
6%
Drilling Mud (IDC)
5%
Directional Drilling (IDC)
4%
Other (IDC)
15%

SENECA RESOURCES

September 9, 2011 Marcellus Shale 35 Drilling Cost Distribution Estimated 2011 Development Well Drilling Cost: $2.5 Million (4,500’ Lateral)

Best Case Drilling Time
Drilling Days
24
18
12
6
0
21
18
14
12
3,000' Lateral
4,800' Lateral
4,800' Lateral
5,000' Lateral
2009
2010
2011
Target
Drilling Year

Drilling Efficiency (KOP to TD)
Drilling Efficiency (Ft/Day)
2,500
2,000
1,500
1,000
500
0
414
868
1,351
2,000+
2009
2010
2011
Target
Drilling Year

SENECA RESOURCES

September  9, 2011
Marcellus Shale

Continuously Improving Drilling Efficiency
Wells
per Pad
Average
Lateral Length
Days per Well
(Incl. Mob)
Drill & Suspend Costs
($MM per Well)
Estimated 2011 Drill Cost 6-8 4,500’ 22 $2.5
Target 6-8 4,500’ 15 $1.7

Stimulation
55%
Rental Tools and Equipment
9%
Water Services
7%
Casedhole Logs and Perforating
7%
Rig Rate
6%
Well Testing and Flowback Services
3%
Location, Road, R.O.W., Survey
2%
Other
11%

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 Marcellus Shale 37 Completion Cost Distribution

$2,000
$1,500
$1,000
$500
$0
Monthly Cost per Treatable Foot ($ per Foot)
$1,004
$891
$928
$1,075
$1,438
$1,276
$1,193
$795
$703
Aug-10
Sep-10
Nov-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11

SENECA RESOURCES

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Completion Cost Trends
Average
$945/ft
Average
$1,221/ft
Average
$730/ft
Completion costs have been recently improving in the Marcellus

September  9, 2011
Marcellus Shale

Operational Efficiencies Drive Cost Savings
Well Length
Drilling
Cost
Total
Drilling Cost
Completion
Cost
Total
Completion
Cost
Total
D&C Cost
2011 Estimate – 4,500’ Lateral $556/Ft $2.5 MM $800/Ft $3.6 MM $6.1 MM
Target $378/Ft $1.7 MM $700/Ft $3.15 MM $4.85 MM
Long-Term
Frac Contract
Increased Wells
per Pad
Proppant & Chemical
Sourcing
Equipment
Ownership
(Frac Tanks, etc…)
Concentrated
Regional
Development
Pad Cost Reductions
(Rig Mats, Concrete
Pads, etc…)
Natural Gas Powered
Rigs
External Casing
Packers
Improved Efficiency
Leads to
Improved Costs

Marcellus Shale
Cost Savings from Multi-Well Pad Drilling
Location & Road Costs
$600,000 per well
Rig Mobilization
$600,000 per well
Ancillary Drilling Costs (Trucking, etc..)
$150,000 per well
Frac Mobilization
$7,000 per well
Water Hauling vs. Infrastructure
$200,000 per well
1 Well per Pad
Location & Road Costs
$100,000 per well
Rig Mobilization
$100,000 per well
Ancillary Drilling Costs (Trucking, etc..)
$25,000 per well
Frac Mobilization
$1,200 per well
Water Hauling vs. Infrastructure
$50,000 per well
6 Wells per Pad
Cost Savings of Pad Drilling: ~$1.2 Million per Well

September  9, 2011

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Understanding Multi-Well Pad Drilling
Drill Vertical Section
8 Days/Well
0
48
132
153
178 194
199
Kickoff Point to TD
14 Days/Well
Prep for Completion
3.5 Days/Well
Completion
4.2 Days/Well
Post-Completion
2.7 Days/Well
First
Production
A typical 6-well pad can
take between six and
seven months from
spud to first production
A typical 6-well pad operation
will take ~50 fewer days than
utilizing individual well pads

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handing in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building centrally located units in the Western Development Area (WDA)
and the Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

FracFocus
HYDRAULIC FRACTURING
WATER
FIND A WELL
REGULATIONS
CHEMICALS
FREQUENT
Hydraulic Fracturing
MORE ABOUT THE PROCESS
Looking for information about a
well site near you?
FIND A WELL
FAQs
Q.
A.
is our
water safe?
Drinking Water Safety: Priority Number One
OPERATOR SITE ROLLOUT MEETING

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
Seneca Resources

Leading Environmental Commitment
www.FracFocus.org
Seneca discloses its hydraulic fracturing
data
Testing “Green Fluids”
Refueling Standards
Evaluate shallow geology and shallow
water systems
Developed Best Practices for design
and cementing of production casing

(1) Footnote #1 goes here
(2) Footnote #2 goes here
September  9, 2011
California

Stable Production and Strong Cash Flows
Rank Company
California
2010
BOEPD
1 Chevron 174,856
2 Aera (Shell/Exxon) 158,786
3 Occidental 151,584
4 Plains Exploration 36,488
5 Venoco Inc. 19,121
6 Berry Petroleum 18,513
7 Seneca Resources 9,655
8 Breitburn Energy 7,414
9 MacPherson 7,185
10 E&B Natural Resources 5,259
Net Acreage:  11,833 Acres
Net Wells:  1,322
Oil Gravity:  12 – 37° Api
NRI:  87.64

KERN
Bakersfield
CUYAMA BASIN
DISTRICT 2
VENTURA
VENTURA BASIN
Santa Barbara
Ventura
Lost Hills
Buttonwillow
Hondo Offshore (Fed.)
Dos Cuadros Offshore (Fed.)

SENECA RESOURCES

September  9, 2011
California
Stable Production Fields
South Lost Hills
~1,800 BOEPD
Monterey Shale
Primary
216 Active Wells
Sespe
~950 BOEPD
Sespe Formation
Primary
193 Active Wells
North Lost Hills
~1,150 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells
North Midway Sunset
~4,300 BOEPD
Potter & Tulare Formation
Steamflood
703 Active Wells
South Midway Sunset
~700 BOEPD
Antelope Formation
Steamflood
100 Active Wells

September  9, 2011

Fiscal Year 2011 Net Income and Expenses per BOE

Income tax
21%
DDA
13%
Non-Steam Fuel LOE
12%
Other
5%
Steam Fuel
4%
G&A
3%
Net Income
42%

Net Income
$31.97
Cash
Expenses
$34.66
DD&A
$10.23

SENECA RESOURCES

(1) Footnote #1 goes here (2) Footnote #2 goes here September 9, 2011 California 47 Strong Margins Support Significant Free Cash Flow Average Price ($/BOE) = $76.86

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

September 9, 2011 Pipeline & Storage / Midstream 48

Mansfield
Tioga County
Wellsboro
Tioga State Forest
Tiadaghton State
Lycoming County

National Fuel

September  9, 2011
Midstream

Critical To Boosting Returns in the Marcellus
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
Goal is to first work to assist Seneca
and then gather 3 rd party producer
volumes
History of operational success and
efficiency within Pennsylvania
Continuously evaluating opportunities
to grow along with the rapid
development of the Marcellus
TGP 300
Transco
Tioga County
Lycoming County

Covington System Projected Throughput Profile

Additional Horsepower Added
MMcf per Day
Oct-10
Oct-13
Oct-16
Oct-19

Maple
Hill
TIOGA
STATE
FOREST

Midstream
Covington Gathering System – Tioga County

Early completion of gathering system
allowed Seneca to begin flowing gas as
pads were completed
As Seneca’s production matures, open
pipeline to third party production
Non-SRC Well Permits
September  9, 2011 September  9, 2011
TGP 300

Trout Run Projected Throughput Profile
MMcf per Day
Nov-09
Nov-12
Nov-15
Nov-18
Nov-21

National Fuel

September  9, 2011
Midstream

Trout Run Gathering System – Lycoming County
Will work to add 3
rd
party
Marcellus producers to
offset natural decline of
Seneca’s production
Transco
Non-SRC Well Permits

➢

➢

NFG Midstream Revenues
Revenue ($ Millions)
$50
$40
$30
$20
$10
$0
$3.4
$10-15
$15-20
$25-35
$35-45
2010
2011 Forecast
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

National Fuel

September  9, 2011
Midstream

Future Opportunities for Expansion
The Covington and Trout Run
gathering systems allow Seneca
to achieve significant production
growth over the next three
years.  Midstream is continually
looking to build additional
gathering systems.
Will continue to evaluate new gathering infrastructure to alleviate constraints throughout the Marcellus
Look to fill existing gathering infrastructure with 3 rd party production once Seneca’s reaches its peak production and begins the natural decline

CANADA
Buffalo
Pittsburgh
Legend
NATIONAL FUEL GAS TRANSMISSION PIPELINES
MARCELLUS SHALE FAIRWAY
NATIONAL FUEL TRANSMISSION & MARCELLUS SHALE FAIRWAY

National Fuel

September 9, 2011 Pipeline & Storage 53 Expansive Network Located Centrally in Appalachia

Supply Transportation Contracts [1]

All Other
46%
NFG Affiliates
54%

Supply Storage Contracts [1]

All Other
50%
NFG
Affiliates
50%

National Fuel

September  9, 2011
Pipeline & Storage

Intercompany Capacity Utilization
Our integrated business structure allows our affiliated businesses to efficiently utilize our Pipeline & Storage services
(1) As of July 1, 2011

CANADA
Buffalo
Pittsburgh
Niagara
Orleans
Monroe
Genesee
Wyoming
Livingston
Ontario
Yates
Erie
Chautauqua
Allegany
Steuben
Chemung
Cayuga
Onondaga
Oneida
Herkimer
Fulton
Montgomery
Madison
Cortland
Chenango
Otsego
Schoharie
Tompkins
Broome
Delaware
Ulster
Sullivan
Orange
Crawford
Warren
McKean
Potter
Tioga
Forest
Venango
Elk
Clarion
Butler
Jefferson
Clearfield
Clinton
Lycoming
Centre
Armstrong
Indiana
Cambria
Blair
Allegheny
Westmoreland
Somerset
Bedford
Fayette
Greene
Huntingdon
Mifflin
Union
Snyder
Columbia
Luzerne
Wayne
Pike
Carbon
Schuylkill
Lehigh
Dauphin
Perry
Cumberland
Franklin
Adams
Legend
2011 PERMITTED MARCELLUS HORIZONTAL WELLS
NATIONAL FUEL GAS TRANSMISSION PIPELINES
MARCELLUS SHALE FAIRWAY
2011 PERMITTED HORIZONTAL MARCELLUS SHALE WELLS IN PENNSYLVANIA

September 9, 2011 Pipeline & Storage 55 Positioned to Move Growing Marcellus Production

Marcellus Producers Transporting Gas on National Fuel's System
Producers Flowing Marcellus Production
0
2
4
6
8
10
12
2
9
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11

National Fuel

September 9, 2011 Pipeline & Storage 56 Marcellus Producers Increase Utilization of NFGSC Producers moving Marcellus gas on NFGSC has more than tripled since January 2009.

Marcellus
Upper Devonian
Local Production into NFGSC (Bcf per Month)
5.00
4.00
3.00
2.00
1.00
0.00
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11

National Fuel

September 9, 2011 Pipeline & Storage 57 Shifting Sources of Throughput 2% Marcellus 98% Upper Devonian 47% Marcellus 53% Upper Devonian

Niagara – Dominion, South Point Differential
$1.00
$0.50
$0.00
-$0.50
-$1.00
-$1.50
Gas Price Differential
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
At the end of 2008, the differential between Niagara and Dominion SP flipped and Niagara has remained as the more expensive point

National Fuel

September 9, 2011 Pipeline & Storage 58 Stable Revenue Amid Changing Market Dynamics

CANADA
Niagara
Orleans
Genesee
Wyoming
Ontario
Livingston
Yates
Erie
Cayuga
Onondaga
Oneida
Madison
Herkimer
Fulton
Montgomery
Otsego
Schoharie
Cortland
Chenango
Tompkins
Chautauqua
Allegany
Steuben
Chemung
Broome
Delaware
Ulster
Sullivan
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Warren
Forest
Venango
Clarion
Jefferson
Clearfield
Clinton
Columbia
Luzerne
Pike
Orange
Butler
Armstrong
Centre
Union
Carbon
Snyder
Schuylkill
Indiana
Mifflin
Lehigh
Pittsburgh
Allegheny
Cambria
Blair
Dauphin
Berks
Bucks
Perry
Westmoreland
Huntingdon
Lebanon
Cumberland
Somerset
Bedford
Franklin
Adams
Legend
NATIONAL FUEL GAS TRANSMISSION PIPELINES
MARCELLUS SHALE FAIRWAY
NATIONAL FUEL TRANSMISSION & MARCELLUS SHALE FAIRWAY

National Fuel

September 9, 2011 Pipeline & Storage 59 Marcellus Driving Changing Gas Flow Patterns

CANADA
Buffalo
NY
PA
OH
Pittsburgh
OVERBECK
LEIDY
CORNING
EL PASO
MILLENNIUM
TRANSCO
TETCO
NORTHERN ACCESS EXPANSION
TIOGA COUNTY EXTENSION
CENTRAL TIOGA COUNTY EXTENSION
LAMONT COMPRESSOR STATION PHASE I & II
COVINGTON GATHERING SYSTEM
TROUT RUN GATHERING SYSTEM
LINE "N" 2012 EXPANSION
WEST TO EAST OVERBECK TO LEIDY
LINE "N" EXPANSION
National Fuel
Miles
0
25
50
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION
NFG OVERBECK TO LEIDY
NORTHERN ACCESS TRANSPORTATION ROUTE

National Fuel

September 9, 2011 Pipeline & Storage 60 Positioned to Move Growing Marcellus Production

Pipeline & Storage
Marcellus Driven Expansion Projects

Lamont Phase II Project (July 2011)
Line “N” Expansion (October 2011)
Tioga County Extension (November  2011)
Line “N” 2012 Expansion  (November 2012)
Northern Access Expansion  (November 2012)
West to East  (2014)
Central Tioga County Ext (2014)
FY11 FY12 FY14 FY13
Total Firm Capacity: ~1,820,000 Dth/D
Capital Investment: ~$600 Million
50,000 Dth/d
160,000 Dth/d
350,000 Dth/d
150,000 Dth/d
320,000 Dth/d
~425,000 Dth/d
260,000 Dth/d
September  9, 2011

PENDLETON
ROYALTON
OAKFIELD
Rochester
Monroe
MENDON
Wayne
CHIPPAWA
TCPL
GRAND ISLAND
Buffalo
NEW TGP 200
DELIVERY
Ontario
TGP 200
Seneca
Cayuga
Erie
Wyoming
Livingston
Yates
Tompkins
Schuyler
Steuben
CORNING
Corning
Chemung
TCE 1
JACKSON
PA
Tioga
TCE 2
PROPOSED TGP 300
RECEIPT POINT

National Fuel

September  9, 2011
Pipeline & Storage

Tioga County Extension Project
FERC Certificate Issued: May 19, 2011
Anticipated In-Service: 11/2011
Firm Transportation: 350,000 Dth/d
15 Miles of 26” High Pressure Pipe
Replacement of 1.36 miles of Original
Empire
New Interconnect with TGP 200
Tioga County Extension

Columbiana
OHIO
PENNSYLVANIA
Ellwood City
DTI
Beaver
TGP
TCO
N-20
Carroll
Three Rivers
Allegheny
Hancock
Jefferson
Pittsburgh
EQUITRANS
Brooke
rrison
PROPOSED BUFFALO COMPRESSOR STATION SITE
WEST VIRGINIA
Washington
Belmont
Ohio
Marshall
TEXAS EASTERN
HOLBROOK INTERCONNECT
Bristoria
ROCKIES EXPRESS
Clarington

September  9, 2011
Pipeline & Storage

Line N Expansion Project
Line N Expansion 2011
In-Service Date: 9/2011
Fully Subscribed: 160,000 Dth/D
20+ Miles of 20” Pipe
New 4,740 HP Compression Station
Delivery to TETCO at Holbrook Station
Line N Expansion 2012
In-Service Date: 11/2012
Fully Subscribed: 150,000 Dth/D
4.85 Miles of 24” Replacement Pipe
Additional 20,620 HP at Buffalo Station

1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
MCFD
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14

National Fuel

September  9, 2011
Pipeline & Storage

Marcellus Volumes from System Expansions
Estimated Marcellus Volumes from System
Expansions (80% Load Factor)
Actual Transported Marcellus
Production Volumes
Line N 2012
Expansion &
Northern Access
West to East
Tioga County
Expansion
Line N 2011
Central Tioga
County
Project

Supply
Empire
Midstream
1,200
1,000
800
600
400
200
0
Throughput (BCF)
308
374
515
685
741
2010
2011 Forecast
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

National Fuel

September 9, 2011 65 Pipeline, Storage & Midstream Significant Throughput Growth

P&S Capital Expenditures
Capital Expenditures ($ Millions)
$500
$400
$300
$200
$100
$0
$38
$100-
150
$100-
135
$100-
150
$300-
350
2010
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year

P&S Revenue
P&S Revenue ($ Millions)
$300
$200
$100
$0
$219
~$215
~$230
~$255
~$255
2010
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year

National Fuel

Pipeline & Storage Growth
Deploying Significant Growth Capital
66
Capital spending is ramping up significantly to fund system expansion and assuming recently allowed industry average ROE and capital structure targets, this segment can achieve significant growth with a rapid increase in contracted volumes

September  9, 2011

September 9, 2011 Utility 67 National Fuel Gas Distribution Corporation

$80
$60
$40
$20
$0
Capital Expenditures ($ Millions)
Capital Expenditures for Safety
Total Capital Expenditures
$54.4
$54.2
$57.5
$56.2
$58.0
$41.3
$42.8
$45.1
$44.4
$45.0
2006
2007
2008
2009
2010
2011 Forecast
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

National Fuel

September 9, 2011 Utility 68 Strong Commitment to Safety Capital spending from 2011 to 2014 is expected to be between $55 and $60 million per year

2010/2011 Capacity Mix

Market Area/
Canada,
Marcellus, REX
26%
Onshore/Offshore
Gulf of Mexico
74%

Future Capacity Mix

Market Area/
Canada,
Marcellus, REX
48%
Onshore/Offshore
Gulf of Mexico
52%

National Fuel

September  9, 2011
Utility

Operational Reliability
The development of unconventional resources has shifted the need for traditional sources of natural gas supply to reliably serve our utility customers
Changing Natural Gas Supply Dynamics

All Other O&M Expenses
O&M Expense - Uncollectibles
O&M Expense ($ Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$204
$28
$176
$203
$27
$176
$203
$25
$178
$191
$27
$164
$181
$14
$167
2006
2007
2008
2009
2010
Fiscal Year

National Fuel

September 9, 2011 Utility 70 Continued Cost Control

September 9, 2011 Utility 71 Stable Earnings/Financial Stability Photo courtesy of Carl Heldmann , Build Your Own House - www.byoh.com

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Diluted Earnings per Share
Before Items Impacting Comparability
$0.55(1)
$0.60
$0.73
$0.73
$0.76
2006
2007
2008
2009
2010
Fiscal Year

September  9, 2011
Utility

Diluted Earnings per Share (Before Items Impacting Comparability)
(1) Excludes out-of-period adjustment to symmetrical sharing of $0.03; Including this adjustment, GAAP earnings would be $0.58.

Rochester
New York

Return on Equity
NY
PA
Allowed ROE - NY
Approx. Settled ROE - PA
20.0%
15.0%
10.0%
5.0%
0.0%
9.1%
11.8%
10.9%
14.0%
9.8%
13.2%
10.6%
14.7%
2007
2008
2009
2010

National Fuel

September  9, 2011
Utility

Financial Stability
Rate Mechanisms
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization
Fiscal Year

September  9, 2011
Utility

Continuing Goals and Outlook
Strong Commitment to Safety
Continue to control expenses
Financial Stability
Operational Reliability
Maintain a solid regulatory strategy to
achieve strong regulatory outcomes

September 9, 2011 Utility 75 National Fuel Gas Distribution Corporation

Bakersfield
Los Angeles
Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

September 9, 2011 National Fuel Gas Company 76 Corporate & Financial Overview

Utility
Pipeline & Storage
Exploration & Production
Midstream & Other
$2,000
$1,500
$1,000
$500
$0
Capital Expenditures ($ Millions)
$501
$398
$770-
885
$600-655
$100-150
$980-
1,130
$785-875
$100-135
$1,015-
1,290
$840-1,050
$100-150
$1,295-
1,570
$935-1,145
$300-350
2010
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year

National Fuel

National Fuel Gas Company
Consolidated Capital Expenditures
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

September  9, 2011

National Fuel Gas Company
Cash Flow Forecast – Utility

September  9, 2011
$0
$40
$80
$120
$160
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Cash From Operations Capital Expenditures
$135-
145
$120-
130
$115-
125
$115-
120
$55-
60
$55-
60
$55-
60
$55-
60

National Fuel Gas Company
Cash Flow Forecast – Pipeline & Storage

September  9, 2011
$85-
95
$100-
150
$95-
105
$100-
135
$105-
115
$100-
150
$110-
125
$300-
350
$350
$300
$200
$100
$150
$250
$50
$0
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Cash From Operations Capital Expenditures

National Fuel Gas Company
Cash Flow Forecast – Exploration & Production

Note: This assumes NYMEX natural gas pricing of $4.00, $4.50, $5.00 and $5.50 for fiscal years 2011, 2012, 2013 and 2014, respectively.  It also assumes NYMEX crude oil pricing of $80. $95, $100 and $100 for fiscal years 2011, 2012, 2013 and 2014, respectively.
September  9, 2011
$360-
380
$600-
655
$450-
500
$785-
875
$650-
800
$840-
1,050
$900-
1,100
$935-
1,145
$1,200
$1,000
$600
$200
$400
$800
$0
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Cash From Operations Capital Expenditures

National Fuel Gas Company
Hedge Positions and Strategy

Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012 35.0 $5.89 / Mcf
Fiscal 2013 23.9 $5.67 / Mcf
Fiscal 2014 4.6 $5.89 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012 1.6 $77.03 / Bbl
Fiscal 2013 0.9 $86.21 / Bbl
Fiscal 2014 0.2 $94.90 / Bbl
Most hedges executed at sales point to
eliminate basis risk
September  9, 2011
20%
40%
60%
80%
100%
0%
Hedged Forecasted Production
As of September 9, 2011
47%
21%
3%
2012 2013 2014
Fiscal Year

National Fuel Gas Company
Cash Flow Forecast – Midstream, Marketing & Other

September  9, 2011
$23-27
$100
$75
$50
$0
2011
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
Cash From Operations Capital Expenditures
$25
$15-20
$20-30
$40-60
$40-50
$20-30
$55-70
$5-15

$ Millions
Sources
Uses
Sources
Uses
Sources
Uses
Sources
Uses

National Fuel

National Fuel Gas Company
Financing Needs – A Consolidated View of Cash Flows

2013E 2014E 2012E 2011E
Note: This assumes NYMEX natural gas pricing of $4.00, $4.50, $5.00 and $5.50 for fiscal years 2011, 2012, 2013 and 2014, respectively.  It also assumes
NYMEX crude oil pricing of $80, $95, $100 and $100 for fiscal years 2011, 2012, 2013 and 2014, respectively.
September  9, 2011
$828
$1,055
$1,153
$1,433
$625
$725
$1,000
$1,300
$124
$2,000
$1,500
$1,000
$500
$0
Cash from Ops Asset Sales & Other CapEx

Annual Dividend Rate
1970
1975
1980
1985
1990
1995
2000
2005
2010

National Fuel

National Fuel Gas Company
Strong Dividend Track Record

Compound Annual
Growth Rate
5.0%
National Fuel has had 109 uninterrupted
years of dividend payments and has increased
its dividend for 41 consecutive years
September  9, 2011
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Annual Rate at Fiscal Year End

Debt Maturity ($ Millions)
6.700%
5.250%
6.500%
8.750%
7.395%
7.375%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

National Fuel

National Fuel Gas Company Manageable Debt Maturity Schedule 85 September 9, 2011 $150 $250 $300 $250 $49 $50 $0 $50 $100 $150 $200 $250 $300 $350 Fiscal Year

$ Millions
Sources
Uses
Sources
Uses
Sources
Uses
Sources
Uses

National Fuel Gas Company
Financing Needs – A Consolidated View of Cash Flows

2013E 2014E 2012E 2011E
September  9, 2011
$625
$725
$1,000
$1,300
$124
$828
$1,055
$1,153
$1,433
$115
$119
$123
$128
$200
$150
$250
$385
$550 575
$500 525
$225 250
$0
$500
$1,000
$1,500
$2,000
Cash from Ops Asset Sales & Other CapEx Dividend Debt Repayment Cash on Hand New Financing
-
-
-
Note: This assumes NYMEX natural gas pricing of $4.00, $4.50, $5.00 and $5.50 for fiscal years 2011, 2012, 2013 and 2014, respectively.
It also assumes NYMEX crude oil pricing of $80.00, $95, $100 and $100 for fiscal years 2011, 2012, 2013 and 2014, respectively.

National Fuel Gas Company
Targeted Capital Structure

Long-Term Consolidated
Capital Structure Target
Capital Structure
Targets by Segment
September  9, 2011
Debt
35% - 45%
Equity
55% - 65%
All Other
E&P
P&S
Utility
40%
30%
50%
50%
60%
70%
50%
50%
Debt Equity

National Fuel Gas Company
Investment Grade Credit Rating

Rating Agency Rating
Fitch BBB+
Moody’s Baa1
Standard & Poors BBB
Current Credit Ratings
September  9, 2011
Capital Resources
Total Short-Term Capacity: $685 Million
Commercial Paper Program:  $300 Million
Uncommitted Lines of Credit: $385 Million
$300.0 MM Committed Credit Facility through
September 2013 – backs Commercial Paper Program

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel Gas Company Appendix 89 September 9, 2011

National Fuel Gas Company
Fiscal Year 2012 Earnings Guidance Drivers

2012 Forecast
GAAP Earnings per Share $2.85 - $3.15
Operating Earnings per Share $2.85 - $3.15 12% EPS Growth
Exploration & Production Drivers
Total Production (Bcfe) 87 - 101 35% Production Growth
DD&A Expense $2.20 - $2.30
LOE Expense $0.85 - $1.00
G&A Expense $54 - $58 MM
Pipeline & Storage Drivers
O&M Expense 2%
Increase in Revenue (Expansion Projects) $27 MM
Decrease in Revenue (De-Contracting) $4 MM
Utility Drivers
O&M Expense 2%
PA Normal Weather Assumption $0.03 / Share
September  9, 2011

Pipeline & Storage
Expansion Initiatives

Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Lamont Compressor Station 40,000 $6 MM 6/15/10 Fully Subscribed Completed – Flowing into TGP 300 Line
Lamont Phase II Project 50,000 $7.6 MM 07/1/11 Fully Subscribed
First 10,000 Dth/d in-service.  Remaining
40,000 Dth/d in-service 10/2011.
Line “N” Expansion 160,000 $20 MM ~ 09/2011 Fully Subscribed Construction began February 2011
Tioga County Extension 350,000 $49 MM ~ 11/2011 Fully Subscribed Construction began July 2011
Northern Access Expansion 320,000 $62 MM ~11/2012 Fully Subscribed Certificate filed in March 2011
Line “N” 2012 Expansion 150,000 $36 MM ~ 11/2012 Fully Subscribed Certificate filed in July 2011
West to East ~425,000 $290 MM 2014 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Central Tioga County
Extension
260,000 $135 MM 2014
Open Season
Closed
Evaluating market interest and facility
design
Total Firm Capacity  ~ 1,755,000 Dth/D
Capital Investment ~ $606 MM
September  9, 2011

Midstream Corporation
Expansion Initiatives

Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Covington Gathering System 140,000 $16 MM 11/17/09 Fully Subscribed Completed – Flowing into TGP 300 Line
Covington Gathering  System
Expansion
80,000 $3.5 MM ~12/2011 Fully Subscribed
Will increase total system capacity to
220,000 Dth/d
Trout Run Gathering System 466,000 $52 MM Q2 FY2012 70% Subscribed Preliminary work has begun
Total Firm Capacity  ~ 686,000 Dth/D
Capital Investment ~ $ 71.5 MM
September  9, 2011

95%
80%
65%
50%
35%
20%
5%
-10%
-25%
NFG
HK
SFY
XCO
EQT
COG
PXP
SM
CHK
GDP
SWN
RRC
CRK
KWK
QEP
UPL
UNT
DVN
WMB
CNX
EP
BBG
LINE
ROSE
APC
PXD
EGN
ECA
STR
PVA
SGY
WLL
NFX
NBL
APA
OXY
SD
XEC
MMR
FST
WTI

SENECA RESOURCES

Seneca Resources
Industry Leading Production Growth

September  9, 2011
U.S. Independent E&P Companies
2
nd
Quarter Year-Over-Year Production Growth
(1)
Source: Raymond James & Associates, Inc. – August 22, 2011

Marcellus Shale
Eastern Development Area (EDA) – Current Results

Location
Possible
Locations
Wells
Drilled
Gross
Production
(MMcf/d)
3D
Seismic
2012
Wells
Planned Comments
Developed
Covington 47 47 100+ Acquired N/A Estimated Gross EUR: 5.5 Bcfe
Full Development
DCNR 595 55 4 8 26 1 Well Currently Shut-In
DCNR 100 70 1 N/A Mid-2012 12 1    Well IP: 15.8 MMcf/d
Delineating
DCNR001 58 1 N/A June 2011 2 1    Well IP: 4 MMcf/d
DCNR 007 75 1 N/A July 2011 4 1    Well IP: 2 MMcf/d
September  9, 2011
st
st
st
Permitting
DCNR 007
Covington
DCNR 595
DCNR 100
SRC Lease Acreage
SRC Fee Acreage
DCNR 001

Warren
McKean
Forest
Elk
Venango
Cameron
Clarion
Jefferson

SENECA RESOURCES

Marcellus Shale
Western Development Area (EDA) – Results & Plan Forward

Boone Mtn.
Mt. Jewett
Owl’s Nest
Punxy
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Rich Valley
Location
Possible
Locations
Wells
Drilled
Gross
Production
(MMcf/d)
3D
Seismic
2012
Wells
Planned Comments
Full Development
Owl’s Nest/ Ridgeway 680 3 2+ 15 Expected IPs: 4-5 MMcf/d
Punxy 87 45 36 Acquired 33
Delineating
Mt. Jewett 232 4 N/A Acquired TBD Completions Scheduled for Sept. to Oct.
Boone Mtn. 59 4 N/A N/A TBD Completions Scheduled for Oct. to Nov.
Rich Valley 188 0 N/A N/A 2
September  9, 2011
Permitting
SRC Lease Acreage
SRC Fee Acreage

Firm Sales / Production (MMcf per Day)
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16

SENECA RESOURCES

Marcellus Shale
Ensuring Gas Reaches the Market

September  9, 2011
-
20
40
60
80
100
120
140
Tioga County Production and Future Firm Sales
Firm Sales Tioga County Production
Firm sales agreements
continue to be layered on
as the future production
profile becomes more
predictable

Murray Impoundment
Pad A
Pad B
West Covington
Covington
Pad J
Pad K
Pad F
Pad G
Pad H
Pad I
Bogaczyk Impoundment
Pad L
Pad A
Tract 595
Pad D
Pad C
Pad F
Pad E
Pad G
Pad I
Maple Hill
Legend
Horizontal Pad Centers
SRC Water Sources
SRC Water Pipeline
Signor Impoundment

Marcellus Shale
Water Sourcing Program

Utilizing least quality freshwater sources,
including abandoned coal mine drainage
Centralized storage impoundments
create a flexible and efficient water
system
Seven mile pipeline supplies multiple
locations:
Covington Area: 47 Wells
DCNR 595: 55 Wells
Water Withdrawal: 500,000 gallons per
day
Reduced Trucking: 800-1,000
Trucks per
well
Cost Savings: ~$120,000 per well
Pay Out: 31 Wells
Unaffected by regional droughts
September  9, 2011

Seneca Resources
Committed to Health, Safety and the Environment

Seneca Resources Corporation – Value Statement
“We ask that each employee share in our philosophy and unwavering commitment to each other’s health and safety and the environment.”
“…creating a
systematically
integrated model of
EHS stewardship
beyond mere
compliance.”
Dedicated 24-Hour
EHS Hotline and
E-mail Address
Culture Above and
Beyond Best Practices
and Required
Compliance
Simultaneous
Operations (SIMOPS)
Program
Extensive Operations
Audit Program
Dedicated Safety
Office in Every
Location
September  9, 2011

National Fuel Gas Company
Comparable GAAP Financial Measure Slides and Reconciliations

This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
September  9, 2011

Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures

($ Thousands)

	FY 2010	FY 2011 Forecast	FY 2012 Forecast	FY 2013 Forecast	FY 2014 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$398,174	$600,000-655,000	$785,000-875,000	$840,000-1,050,000	$935,000-1,145,000
Pipeline & Storage Capital Expenditures	37,894	$100,000-150,000	$100,000-135,000	$100,000-150,000	$300,000-350,000
Utility Capital Expenditures	57,973	$55,000-60,000	$55,000-60,000	$55,000-60,000	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	7,311	$15,000-20,000	$40,000-60,000	$20,000-30,000	$5,000-15,000

Total Capital Expenditures from Continuing Operations	$501,352	$770,000-885,000	$980,000-1,130,000	$1,015,000-1,290,000	$1,295,000-1,570,000

Capital Expenditures from Discontinued Operations
Exploration & Production Capital Expenditures	$—	$—	$—	$—	$—
All Other Capital Expenditures	150

Total Capital Expenditures from Discontinued Operations	$150	$—	$—	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2010 Accrued Capital Expenditures	$(55,546)	$—	$—	$—	$—
Exploration & Production FY 2009 Accrued Capital Expenditures	9,093	—	—	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	—	—	—	—	—
All Other FY 2009 Accrued Capital Expenditures	715	—	—	—	—

Total Accrued Capital Expenditures	$(45,738)	$—	$—	$—	$—

Eliminations	$—	$—	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$455,764	$770,000-885,000	$980,000-1,130,000	$1,015,000-1,290,000	$1,295,000-1,570,000